Convertible Debentures	12 Months Ended
Dec. 31, 2021
Convertible Debentures
Convertible Debentures

13.Convertible Debentures

In February 2021, the Company issued a total of $26 million in convertible debentures. The convertible debentures had an interest rate of 7.0% per annum, compounded annually, and had a maturity date of 24 months from the date of issuance.

The debentures were convertible into shares of the Company at anytime at the conversion price of $8.64 per common share. Unless any accrued interest was converted prior to the maturity date, all accrued and unpaid interest was payable at the maturity date in TMC common shares at a conversion price of $8.64 per common share.

The terms of the convertible debentures provided that in the event that the Company completed the Business Combination (Note 6) or another change of control transaction at any time prior to the maturity date, the debenture value would be automatically converted into common shares at the conversion price immediately prior to the Business Combination or the change of control transaction. If the debentures, or any portion thereof, were not converted by the holder upon the earlier of the maturity date or the completion of the Business Combination or the change of control transaction, the outstanding debenture value would automatically convert into common shares at the conversion price of $8.64 per common share.

On February 18, 2021, convertible debentures with a principal amount of $0.5 million were converted into 57,894 common shares of the Company.

On September 9, 2021, the Company issued 3,068,673 common shares upon conversion of the outstanding debentures consisting of $25.5 million and $1.0 million of principal and accrued interest, respectively.